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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)         May 6, 2004
                                                --------------------------------



                                   ONEIDA LTD.
             (Exact name of Registrant as specified in its charter)




          NEW YORK                       1-5452               15-0405700
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission         (I.R.S. Employer
      of incorporation)                File Number)       Identification Number)


163-181 KENWOOD AVENUE, ONEIDA, NEW YORK                         13421
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code       (315) 361-3000
                                                  ------------------------------


Former name or former address, if changed since last report       N/A
                                                           ---------------------






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Item 4.  Changes in Registrant's Certifying Public Accountant.

      On May 6, 2004, PricewaterhouseCoopers LLP notified Oneida Ltd. (the "Company") that it declined to stand for re-election as the Company's independent accountant. The Company is currently interviewing other accounting firms to serve as its independent accountant, but has not engaged another firm at this time.

      The reports of PricewaterhouseCoopers LLP on the Company's financial statements for the years ended January 31, 2004 and January 25, 2003 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the report of PricewaterhouseCoopers LLP on the Company's financial statements for the year ended January 31, 2004 stated that these financial statements were prepared based on the assumption that the Company will continue as a going concern and that the Company's significant losses and violation of certain covenants in its debt instruments raised substantial doubt about the Company's ability to continue as a going concern.

      In connection with its audits of the Company's financial statements for the two most recent fiscal years and through May 6, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to make reference thereto in its report on the Company's financial statements for such years.

      During the two most recent fiscal years and through May 11, 2004, there was one reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). By letter dated May 11, 2004, PricewaterhouseCoopers LLP informed the Audit Committee of the Company's Board of Directors that PricewaterhouseCoopers LLP had discovered a reportable condition relative to the Company's disclosure with respect to segment reporting. PricewaterhouseCoopers LLP noted that while the Company monitored and evaluated its results based on three reportable segments, the Company only disclosed one reportable segment. This reportable condition has been corrected, and three reportable segments were disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended January 2004.

      The Company has requested PricewaterhouseCoopers LLP to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of that letter dated May 11, 2004 is filed as Exhibit
16.1 to this report.

      The Company issued a press release on May 11, 2004 disclosing that PricewaterhouseCoopers LLP declined to stand for re-election as the Company's independent public accountant. A copy of the press release is attached hereto as
Exhibit 99.1.

 Item 7. Financial Statements and Exhibits.

      (c)  Exhibits

           EXHIBIT 16.1    Letter from PricewaterhouseCoopers LLP to the
                           Securities and Exchange Commission, dated May 11, 2004 regarding its agreement with the statements made in this report on Form 8-K.

           EXHIBIT 99.1    News release dated May 11, 2004 disclosing that
                           PricewaterhouseCoopers  LLP declined to stand for
                           re-election as the Company's independent public accountant.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   ONEIDA LTD.

                               By: /s/ GREGG R. DENNY
                                   -------------------------------
                                        Gregg R. Denny
                                        Chief Financial Officer

Dated: May 11, 2004






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                                  EXHIBIT INDEX


Exhibit
Number   Description

16.1      Letter from PricewaterhouseCoopers LLP to the Securities and Exchange
          Commission, dated May 11, 2004, regarding its agreement with the statements made in this report on Form 8-K.

99.1      News release dated May 11, 2004 disclosing that PricewaterhouseCoopers
          LLP declined to stand for re-election as the Company's independent public accountant.